                                 EXHIBIT 10(O)

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                                IDI SUMMIT, LTD.

                         Dated as of November  6 , 1997
                                              ---



THE LIMITED PARTNERSHIP INTEREST REPRESENTED BY THIS AGREEMENT OF LIMITED PARTNERSHIP HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH ANY AGENCY UNDER THE SECURITIES ACT OF ANY STATE INCLUDING, WITHOUT LIMITATION, THE TEXAS SECURITIES ACT IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION PROVIDED IN THOSE STATUTES. THE SALE OR OTHER DISPOSITION OF SUCH LIMITED PARTNERSHIP INTEREST IS RESTRICTED, AS SET FORTH IN THIS AGREEMENT OF LIMITED PARTNERSHIP, AND THE EFFECTIVENESS OF ANY SUCH SALE OR OTHER DISPOSITION MAY BE CONDITIONED UPON RECEIPT BY THE LIMITED PARTNERSHIP OF AN OPINION OF COUNSEL SATISFACTORY TO THE LIMITED PARTNERSHIP AND ITS COUNSEL TO THE EFFECT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS. BY ACQUIRING THE LIMITED PARTNERSHIP INTEREST REPRESENTED BY THIS AGREEMENT OF LIMITED PARTNERSHIP, EACH LIMITED PARTNER AGREES THAT HE WILL NOT SELL OR OTHERWISE DISPOSE OF THE LIMITED PARTNERSHIP INTEREST WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID STATUTES AND THE RULES AND REGULATIONS THEREUNDER. THE SALE OR OTHER DISPOSITION OF THE LIMITED PARTNERSHIP INTEREST REPRESENTED BY THIS AGREEMENT OF LIMITED PARTNERSHIP ALSO IS LIMITED BY PROVISIONS HEREOF OTHER THAN THOSE MENTIONED ABOVE, REFERENCE TO EACH OF WHICH HEREBY IS MADE.

                               TABLE OF CONTENTS
                               -----------------


                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                                IDI SUMMIT, LTD.

                         Dated as of November ___, 1997

                                                                 Page
                                                                 ----

     SECTION    I       Definitions; General                        1
     SECTION    II      Term                                        2
     SECTION    III     Purpose                                     2
     SECTION    IV      Principal Place of Business                 2
     SECTION    V       Acquisition of the Property                 3
     SECTION    VI      Capital Contributions; Capital Accounts     3
     SECTION    VII     Control and Management                      5
     SECTION    VIII    Tax Allocations                             7
     SECTION    IX      Distributions                              10
     SECTION    X       Costs and Obligations                      12
     SECTION    XI      Partner Advances                           13
     SECTION    XII     Sale of the Project                        14
     SECTION    XIII    Transfers of Interests of Partners         15
     SECTION    XIV     Dissolution and Termination                18
     SECTION    XV      Death or Insanity of a Limited Partner     20
     SECTION    XVI     Accounting                                 20
     SECTION    XVII    Reports and Statements                     21
     SECTION    XVIII   Bank Accounts                              22
     SECTION    XIX     Power of Attorney                          22
     SECTION    XX      Consents                                   23
     SECTION    XXI     Notices                                    23
     SECTION    XXII    Certain Defined Terms                      24
     SECTION    XXIII   Binding Effect                             25
     SECTION    XXIV    Amendments                                 25
     SECTION    XXV     Applicable Laws                            26
     SECTION    XXVI    Counterparts                               26
     SECTION    XXVII   No Implied Waiver                          26
     SECTION    XXVIII  Legal Construction                         26
     SECTION    XXIX    Gender                                     27

     SCHEDULE A     List of Class A Limited Partners

     EXHIBIT A      Property Description
     EXHIBIT B      Construction management Agreement
     EXHIBIT C      Management and Leasing Agreement
     EXHIBIT D      Office Lease

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                                IDI SUMMIT, LTD.

                         Dated as of November  6 , 1997
                                              ---



     THIS AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") , is made and entered into by and among Innovative Developers, Inc., a Texas corporation, having its principal office at 777 Main Street, Suite G200, Ft. Worth, Texas 76102 and Summit Community Bank, N.A., a national banking association, having a mailing address at P. 0. Box 330399, Fort Worth, Texas 76163-0399 (collectively, the "General Partners") , the persons signing this Agreement as Class A Limited Partners and listed as Class A Limited Partners on Schedule A, which is attached
                                                   ----------
hereto and by this reference incorporated herein for all purposes (such persons being referred to herein individually as a "Class A Limited Partner" and collectively as the "Class A Limited Partners"). (The Class A Limited Partners are sometimes also referred to herein individually as a "Limited Partner" and collectively, as the "Limited Partners"; and the General Partners and the Limited Partners are sometimes referred to herein individually as a "Partner" and collectively as the "Partners").


                                   SECTION I

                              Definitions; General
                              --------------------

     1.1. Reference is made to Section XXI of this Agreement for the meaning
     ----
assigned to certain defined terms used throughout this Agreement.

     1.2. The parties to this Agreement hereby form a limited partnership
     ----
pursuant to the provisions of the Texas Revised Limited Partnership Act (the "Act"). The name of the Partnership shall be IDI Summit, Ltd. (the "Partnership"). The General Partners may change the name of the Partnership from time to time and from time to time may adopt such trade or fictitious names as they may determine appropriate.

     1.3. The General Partners (and any successors to their interest pursuant to
     ----
the terms of this Agreement) shall be the general partners of the Partnership. The persons whose names and residence addresses are listed on Schedule A under
                                                              ----------
the
heading "Class A Limited Partners" (and any permitted additional or substitute Class A Limited Partners) shall be the Class A Limited Partners of the Partnership.

                                   SECTION II

                                      Term
                                      ----

       2.1.  The Partnership shall continue until December 31, 2045 or until
       ----
earlier terminated as provided in Section XIV of this Agreement. The General Partners shall cause the due filing of any necessary or appropriate Certificate of Limited Partnership to evidence any matters reflected in this Agreement.

                                  SECTION III

                                    Purpose
                                    -------

       3.1. The sole purpose and business of the Partnership shall be:  (i) to
       ----
acquire, own and hold the Property, (ii) to develop and construct upon the Property an office building and various ancillary facilities (the Property and such improvements being referred to herein collectively as the "Project"), (iii) to manage, operate, lease, mortgage, sell and otherwise deal with the Project, or any part thereof, and (iv) to conduct such other activities (including, without limitation, the financing of the Project and the Partnership's business) as the General Partners may deem to be necessary or appropriate to promote the business of the Partnership, it being agreed that each of the foregoing is an ordinary part of the Partnership's business.


                                   SECTION IV

                          Principal Place of Business
                          ---------------------------

       4.1. The principal place of business and registered office of the
       ----
Partnership shall be at 777 Main Street, Suite G200, Ft. Worth, Texas 76102, or at such other location as the General Partners may determine. The registered agent for the Partnership shall be Everett A. Roberts. The General Partners from time to time may change or establish such additional places of business or designate other registered agents of the Partnership as they may deem necessary or appropriate for the operation of the Partnership's business.

       4.2.  The General Partners shall deliver written notice to each of the
       ----
Limited Partners of any change in the address of the principal place of business of the Partnership. The General Partners shall make any and all necessary filings with governmental authorities and agencies in connection with the establishment, relocation or discontinuance of any place of business of the Partnership, including, without limitation, the Partnership's principal place of business.

                                   SECTION V

                          Acquisition of the Property
                          ---------------------------

       5.1. The Partnership shall acquire good and indefeasible fee simple title
       ----
to the Property, free and clear of all easements, rights-of-way, liens, mortgages, adverse claims, restrictions, encroachments, leases, encumbrances, covenants and other claims and agreements (collectively, "Exceptions") , except for those Exceptions which the General Partners have determined will not have a material adverse effect upon the value of the Property and those exceptions listed in the Special Warranty Deed conveying the Property described in attached Exhibit A to the Partnership.

       5.2.  The Partnership shall reimburse the General Partners (or their
       ----
affiliates, as appropriate) for all costs and expenses incurred by them in connection with the acquisition of the Property by the Partnership and/or the formation of the Partnership.


                                   SECTION VI

                    Capital Contributions; Capital Accounts
                    ---------------------------------------

       6.1.  General Partner.  Upon the execution and delivery of this
       ----
Agreement, the General Partners shall contribute the aggregate amount of $53,000 (in cash) to the capital of the Partnership, which amount shall be contributed $26,500 by Summit and $26,500 by IDI. The contribution by IDI under this
Section 6.1 and Section 6.2 below shall be in addition to any fee paid to IDI under Section 10.3 hereof.

       6.2.  Class A Limited Partners.  Upon the execution and delivery of this
       ----
Agreement, the Limited Partners shall contribute the aggregate amount of $2,597,000 (in cash) to the capital of the Partnership. Each Class A Limited Partner and his respective contribution is reflected on Schedule A.
                                                        ----------

       6.3.  Capital Accounts.  Each Partner shall have a capital account which
       ----
shall be increased by

             (a) the amount of his cash capital contributions to the Partnership pursuant to Sections 6.1 and 6.2, plus the amount of any Partner Advances made by such Partner pursuant to Section 11.1;

             (b) the amount of income and gains allocated to him pursuant to Sections 8.1, 8.2 8.3 and 8.4; and shall be decreased by

             (c) the amount of losses allocated to him pursuant to Sections 8.1,, 8.2, 8.3 and 8.4; and

             (d) all amounts paid or distributed to him pursuant to Section IX, including amounts distributed on account of Partner Advances.


       6.4. Except as otherwise provided in this Agreement, whenever it is
       ----
necessary to determine the capital account of any Partner for purposes of this Agreement, the capital account of the Partner shall be determined after giving effect to all allocations of net income (and gross income) , net gains and net losses of the Partnership for the current year and all distributions for such year (including amounts attributable to any Partner Advances) in respect of transactions effected prior to the date as of which such determination is to be made. A Partner shall not be entitled to withdraw any part of his capital account or to receive any distribution from the Partnership, except as specifically provided in this Agreement, and no Partner shall be entitled to make any additional capital contribution to the Partnership other than as provided herein. Any Partner, including any additional or substitute Partner, who shall receive an interest in the Partnership or whose interest in the Partnership shall be increased by means of a Transfer to him of all or part of the interest of another Partner, shall have a capital account which reflects such Transfer.

       6.5. No Limited Partner shall be liable for any of the debts of the
       ----
Partnership and the General Partner shall be liable for the debts of the Partnership only to the extent otherwise provided at law or by contract. No Partner shall be required or permitted to contribute any capital in addition to the contributions required or permitted by the provisions of Sections 6.1, 6.2 and 11.1, and no Partner with a negative balance in his capital account shall have any obligation to the Partnership or the other Partners to restore said negative balance. Notwithstanding the foregoing, to the extent required by law, a Partner receiving a distribution in part or full return of his capital contribution shall be liable to the Partnership for any sum, not in excess of such amount returned plus interest, necessary to discharge, to the extent required by law, the liabilities of the Partnership to creditors who extended credit or whose claims arose before such distribution.

       6.6.  Any Partner who shall acquire the interest of any other Partner
       ----
shall, with respect to the interest so acquired, be deemed to be a Partner of the same class as his transferor.

       6.7. The Partnership shall not pay any interest on any capital
       ----
contributed to the Partnership.

                                  SECTION VII

                             Control and Management
                             ----------------------

       7.1.  Except as specifically limited herein, the General Partners shall
       ----
have complete discretion in the management, operation and control of the Partnership for the purposes set forth in Section III. Subject to any limitations expressly set forth in this Agreement, the General Partners shall have full authority to perform or cause to be performed, at the Partnership's expense, the acquisition of the Property, the development and construction of the Project, the arrangement of interim and/or long-term loans, and the coordination of all ownership, management and operational functions relating to the Project. Without limiting the generality of the foregoing, the General Partners (subject to the provisions of Section 7.2 of this Agreement) are expressly authorized on behalf of the Partnership to:

             (a) perform, any and all acts necessary or appropriate to the ownership, maintenance and operation of the Project, including, but not limited to, making applications for rezoning or objections to rezoning of other property, and commencing, defending and/or settling litigation regarding the Partnership, the Project or any aspect thereof;

             (b) procure and maintain with responsible companies such insurance as may be available in such amounts and covering such risks as are deemed appropriate by the General Partners;

             (c) take and hold all property of the Partnership, real, personal and mixed, in the Partnership name;

             (d) execute and deliver on behalf of and in the name of the Partnership, deeds, deeds of trust, notes, leases, subleases, mortgages, bills of sale, financing statements, security agreements, easements and any and all other instruments necessary or incidental to the conduct of the Partnership's business and the financing thereof;

             (e) coordinate all accounting and clerical functions of the Partnership and employ such accountants, lawyers, managers, agents and other management or service personnel as may from time to time be required to carry on the business of the Partnership; and

             (f) borrow money, whether on a secured or unsecured basis, or refinance, recast, modify or extend any loan to the Partnership or any loan which affects or is secured by the assets of the Partnership or pledge or encumber the Project or any other Partnership assets as security for any loan to the Partnership.

       7.2. Notwithstanding the generality of the foregoing and Section 7.4, the
       ----
General Partners shall not be empowered, without the mutual agreement of the General Partners, to:

            (a) do any act in contravention of this Agreement;

            (b) except as otherwise expressly provided herein, do any act which would make it impossible to carry on the ordinary business of the Partnership;

            (c) confess of judgment against the Partnership;

            (d) possess Partnership property or assign any rights in specific Partnership property for other than a Partnership purpose;

            (e) change or reorganize the Partnership into any other legal form;

            (f) require any Partner to make any contribution to the capital of the Partnership not provided for herein;

            (g) admit additional Limited Partners, except as provided herein;

            (h) except as otherwise expressly provided herein, admit a person into the Partnership as a general partner;

            (i) except as otherwise expressly provided herein, continue the business with Partnership property on the insolvency, bankruptcy or dissolution (without reconstitution) of the last remaining General Partner; or

            (j) modify or amend the office lease with Summit in the form attached hereto as Exhibit D, or set rates or other terms for renewals thereunder or expansion by summit.

       7.3.  The Limited Partners shall take no active part in the conduct or
       ----
control of Partnership business and shall have no right or authority to act for or to bind the Partnership. The exercise of any rights and powers of the Limited Partners pursuant to the terms of this Agreement shall not be deemed taking part in the management of the Partnership or the exercise of control over the affairs of the Partnership.

       7.4.  Whenever any action, approval or decision is required or permitted
       ----
to be made by the General Partners, such action, approval or decision shall be made only upon mutual agreement of the General Partners. If the General Partners are unable to reach a mutual agreement the decision of Summit Community -Bank, N.A. shall be controlling (except in those matters listed in Sections 7.2 and 24.1). Once any such action, decision or approval has been reached, IDI shall be fully empowered to take or implement such action, decision or approval on behalf of the Partnership. Further, IDI shall be empowered on behalf of the Partnership to conduct the day-to-day affairs and business of the Partnership, including without limitation, overseeing the management and leasing of the Project.

       7.5.  Any Partner may engage in or possess an interest in other business
       ----
ventures of any nature or description independently or with others, including, but not limited to, the real estate business in all its phases, which shall include, without limitation, the ownership, operation, management, syndication and development of real property, and neither the Partnership nor any Partner shall have any rights in or to such independent ventures or the income or profits derived therefrom.

       7.6.  Other than as set forth in those Agreements listed in Section 10.3
       ----
hereof, neither the General Partners nor any partners or principals of the General Partners shall be liable, responsible or accountable in damages or otherwise to any other Partner for any act performed or failure to act by it or him in good faith, unless such act or failure to act is attributable to willful misconduct or fraud. The Partnership (but not any Partner) shall indemnify and hold harmless each General Partner (and each partner or principal of each General Partner) for any loss, damage, liability, cost or expense (including reasonable attorneys' fees) arising out of any act or failure to act by such General Partner (or any partner or principal of such General Partner), if such act or failure to act is in good faith and is not attributable to willful misconduct or fraud.

                                  SECTION VIII

                                Tax Allocations
                                ---------------

       8.1.  General.   Except as otherwise provided in Section 8.2 below, all
       ----  -------
net income, gains and losses of the Partnership for each fiscal year (or part thereof) , as determined for federal income tax purposes, shall be allocated in the following order of priority:

          (a)  For each fiscal year of the Partnership, net income and gains in
     an amount up to   the cash distributable to the Partners for such fiscal
     year pursuant to Section 9.1(a) shall first be allocated to the Partners in the ratio such cash is distributable to the Partners, and any remaining net income and gains shall be allocated to the Partners in proportion to their respective Percentage Interests; or

          (b)  For each fiscal year of the Partnership, net losses in an amount
     up to the   aggregate positive balances of the Partners' capital accounts as of the end of such year shall be allocated among the Partners in the ratio of such positive capital account balances, and any remaining net losses shall be allocated to the Partners in proportion to their respective Percentage Interests.

     8.2. Dissolution and Termination.  All net gains and net losses of the
     ---- ---------------------------
Partnership, as determined for federal income tax purposes, in connection with the dissolution and winding up of the Partnership, shall be allocated in the following manner and order of priority:

          (a) Net gains shall be allocated as follows:

              (i) first, an amount of gain up to the negative balances, if any, in the capital accounts of the Partners shall be allocated to the Partners having negative capital account balances in proportion to their respective negative capital account balances, until the balances of the capital accounts of such Partners equal zero, provided that such net gains shall first be allocated in such a manner as to cause the negative capital account balances of the Partners to stand in the ratio of their respective Percentage Interests;

              (ii) then, gain shall be allocated to the General Partners and the Class A Limited Partners to the extent necessary to make the balance of their respective capital accounts equal to the amount of the outstanding Partner Advances respectively made by or on behalf of such Partners (the "Unreturned Partner Advances,");

              (iii) then, gains shall be allocated to the General Partners and the Class A Limited Partners to the extent necessary to make the balances of their respective capital accounts (as reduced in regard to each General Partner's capital account and each Class A Limited Partner's capital account by an amount equal to his Unreturned Partner Advances) to equal their respective Unrecovered Contribution Account;

              (iv) then, gains shall be allocated to the Partners in a manner, as nearly as can be, to cause the capital accounts of the Partners (as reduced in regard to each General Partner's capital account and each Class A Limited Partner's capital account by an amount equal to his Unreturned Partner Advances, and as further reduced in regard to each General Partner's capital account and each Class A Limited Partner's capital account by an amount equal to his Unrecovered Contribution Account) to stand in the ratio of their respective Percentage Interests; and

              (v) all remaining gains shall be allocated to the Partners in proportion to their respective Percentage Interests; or

          (b) Net losses shall be allocated as follows:

              (i) first, losses shall be allocated to the Partners having positive capital account balances in an amount up to and in proportion to their positive capital account balances; provided that if the amount of such losses is less than the sum of such positive capital account balances of all of the Partners having positive capital accounts, such losses shall be allocated as follows: first such losses shall be allocated in such a manner as to cause, as nearly as can be, the capital account balances of the Partners (as reduced in regard to each General Partner's capital account and each Class A Limited Partner's capital account by an amount equal to his Unreturned Partner Advances, and as further reduced in regard to each General Partner's capital account and each Class A Limited Partner's capital account by an amount equal to his Unrecovered Contribution Account) to stand in the ratio of their respective Percentage Interests and then in proportion to their Percentage Interests until the capital account balances (reduced as aforesaid) are equal to zero, and then in such a manner as to cause, as nearly as can be, the capital account balances of the Partners (as reduced in regard to each General Partner's capital account and each Class A Limited Partner's capital account by an amount equal to his Unreturned Partner Advances) to equal their respective Unrecovered Contribution Account and then to the Partners in proportion to their Unrecovered Contribution Account until the capital account balances (as reduced in regard to each General Partner's capital account and each Class A Limited Partner's capital account by an amount equal to his Unreturned Partner Advances) are equal to zero and then such losses shall be allocated to the General Partners and the Class A Limited Partners in proportion to their respective Unreturned Partner Advances;

             (ii) then, losses shall be allocated to the Partners in a manner, as nearly as can be, to cause the negative capital account balances of the Partners to stand in the ratio of their respective Percentage Interests; and

             (iii) all remaining losses shall be allocated to the Partners in proportion to their respective Percentage Interests.

       8.3.  Qualified Income Offset and Minimum Gain Chargeback.  This
       ----  ---------------------------------------------------
Agreement shall be deemed to include provisions effecting a 704(c) allocation, a "qualified income offset" and a "minimum gain chargeback" as such terms and concepts are provided for and contained in Treasury Regulation 1.704-1, and the allocation provisions otherwise herein contained shall be applied in a manner consistent therewith.


                                   SECTION IX

                                 Distributions
                                 -------------

     9.1. (a) General.  Except as otherwise provided in Section 9.1(b) below,
     ----     -------
after providing for the satisfaction of the current debts and obligations of the Partnership and after establishing such reserves as the General Partners deem appropriate, the General Partners shall, within thirty (30) days after the end of each calendar quarter of the Partnership, make distributions to the Partners of available Partnership cash, if any, in the following manner:

              (i) first, available cash shall be distributed to the General Partners and the Class A Limited Partners in an amount up to and in proportion to their respective Unreturned Partner Advances;

              (ii) second, available cash shall be distributed to the General Partners and the Class A Limited Partners in an amount up to and in proportion to their respective Unrecovered Contribution Account; and

              (iii) all remaining available cash shall be distributed to the
          Partners in proportion     to their respective Percentage Interests.

          (b) Proceeds Available Upon Dissolution and Winding Up.  Upon the
              --------------------------------------------------
     dissolution and winding up of the Partnership, the proceeds from the sale of the Property and all other assets of the Partnership, and from any other transaction undertaken in connection therewith, after making payment of or provision for payment of all liabilities and obligations of the Partnership, shall be distributed, to the extent available and as expeditiously as possible, in the following order of priority:

              (i) first, proceeds shall be distributed to the General Partners and the Class A Limited Partners in an amount up to and in proportion to their respective Unreturned Partner Advances (provided that no distribution shall be made to any Partner in an amount in excess of the positive balance, if any, of his capital account, as such capital account has been adjusted to reflect the allocation of gains or losses under Section 8.2);

              (ii) second, proceeds shall be distributed to the General Partners and the Class A Limited Partners in an amount up to and in proportion to their respective Unrecovered Contribution Account (provided that no distribution shall be made to any Partner in an amount in excess of the positive balance, if any, of his capital account, as such capital account has been adjusted to reflect the allocation of gains or losses under Section 8.2 and any distributions theretofore made pursuant to Section 9. 1 (b) (i) ] ;

              (iii) third, proceeds shall be distributed to the Partners in an amount up to and in proportion to their respective positive capital account balances (as such capital accounts have been adjusted to reflect the allocation of gains or losses under Section 8.2 and any distributions theretofore made pursuant to Sections 9.1(b)(i) and 9.1(b)(ii)); and

              (iv) fourth, any remaining balance of proceeds shall be distributed to the Partners in proportion to their respective Percentage Interests.

     9.2. If any assets of the Partnership shall be distributed in kind, such
     ----
assets shall be distributed to the Partners receiving such assets as tenants-in-common, with each such Partner receiving a proportionate interest of the Partners in such asset which bears the same relationship to all interest in such asset as the amount of cash that would have been distributed to such Partner if cash had been distributed bears to the aggregate amount of all cash distributions that would have been made to the Partners receiving such asset.

     9.3.  No Partner shall be entitled to demand and receive property other
     ----
than cash in return for his capital contributions to the Partnership, and, to the maximum extent permissible under applicable law, each Partner hereby waives all right to partition the Property.

     9.4.  No Limited Partner shall have any priority over any other Limited
     ----
Partner as to the return of his contributions to the capital of the Partnership or as to compensation by way of income, provided that the foregoing is not intended to modify the provisions of this Agreement which provide that Partner Advances, and returns thereon, are intended to be paid to the Partners prior to any other distributions under Section 9.1.

                                   SECTION X

                             Costs and Obligations
                             ---------------------

     10.1.  Partnership Management and Expenses.  Except as herein otherwise
     -----  -----------------------------------
provided, the Partnership shall be responsible for paying all direct costs and expenses of acquiring, holding, owning, maintaining and operating the Project, including, without limitation, costs of maintenance, improvements, advertising expenses, costs for bookkeeping and accounting directly related to the Project, legal expenses, office supplies, and all other fees, costs and expenses attributable to the Project, the Partnership and the organization of the Partnership (including legal and consultant fees). In the event any such costs and expenses are or have been paid by either of the General Partners on behalf of the Partnership, then, except as expressly provided herein to the contrary, such General Partner shall be entitled to be reimbursed for such payment so long as such payment is reasonably necessary for Partnership business and is reasonable in amount.

     10.2.   Reserves.  The General Partners may establish a separate working
     -----   --------
capital reserve and may deposit therein from time to time such amounts of Partnership revenues as they shall determine to be appropriate to meet the anticipated cash needs of the Partnership.

     10.3. Other Agreements.  Upon the execution and delivery of this
     ----- ----------------
Agreement the Partnership shall enter into the following agreements: (i) a construction management agreement with IDI in the form attached hereto as Exhibit B; (ii) a management and leasing agreement with IDI in the form attached
---------
hereto as Exhibit C; and (iii) an office lease agreement with Summit in the form
          ---------
attached hereto as Exhibit D.
                   ---------

                                   SECTION XI

                                Partner Advances
                                ----------------


     11.1.   In the event the Partnership shall require any funds to satisfy
     -----
Partnership obligations, the General Partners shall determine the amount of funds so needed by the Partnership (and in this regard, the General Partners may anticipate the cash needs of the Partnership for up to six months in advance) . Upon making their determination of the Partnership's cash needs, the General Partners shall make a written Cash Call (herein so called) upon the General Partners and Class A Limited Partners, specifying therein the amount of funds needed by the Partnership. Within thirty (30) days after receipt of the Cash Call, each of the General Partners and Class A Limited Partners shall contribute to the Partnership his pro rata share (based upon his Percentage Interest in relation to the Percentage Interests of the General Partners and all Class A Limited Partners) of the amount specified in the Cash Call. Such amounts required to be funded by the General Partners and Class A Limited Partners are referred to herein as "Partner Advances". Partner Advances shall be mandatory, and the failure to make any Partner Advance shall give rise to the remedy specified below.

     11.2.   If any General Partner or Class A Limited Partner (a "Non-
     -----
Contributing Partner") fails to fund his Partner Advance within thirty (30) days
             -------
after receipt of a Cash Call, one or more of the other General Partners and Class A Limited Partners (the "Contributing Partners") shall have the right (but not the obligation) to advance directly to the Partnership, the Partner Advance which was to be made by the Non-Contributing Partner. Such amount so advanced by the Contributing Partners shall be deemed a Default Loan (herein so called) to the Non-Contributing Partner, and a Partner Advance from the Non-Contributing Partner to the Partnership. If Contributing Partners tender Default Loans in an amount in excess of the required Partner Advance, the General Partners shall accept Default Loans on a pro rata (or other reasonable) basis, and shall return all excess funds.

     11.3.   Default Loans (i) shall be an obligation from the Non-Contributing
     -----
Partner to the Contributing Partners, (ii) shall have a term of one (1) year f rom the date made and (iii) shall bear interest at the annual rate of four percentage points over the short-term prime lending rate at Summit Community Bank, N.A., prevailing at the time of the loan, but in no event higher than the maximum rate permitted by Texas law to be charged at the time such loan is made. Default Loans shall be automatically secured by the Non-Contributing Partner's interest in the Partnership, and each General Partner shall be fully authorized and empowered (pursuant to the power of attorney granted in Section 19.1 hereof) to execute and deliver in the name of the Non-Contributing Partner, notes, security agreements and, financing statements and/or other documents as may be necessary or convenient to evidence or secure any Default Loans. While any Default Loan is outstanding, all distributions to which the Non-Contributing Partner would have been entitled shall instead be paid to the Contributing Partner(s) and credited against accrued interest first and then to the principal balance of the Default Loan until such Default Loan has been paid in full.

                                  SECTION XII

                              Sale of the Project
                              -------------------

     12.1.   The General Partners may sell the Project at any time, and upon
     -----
such terms and conditions as they, in their sole discretion, shall determine.

                                  SECTION XIII

                       Transfers of Interests of Partners
                       ----------------------------------

     13.1.   No Transfer, mortgage, pledge or hypothecation of all or part of a
     -----
Partner's interest in the Partnership may be effected except as expressly permitted in this Section XIII, and then in the event so permitted, only if (i) a counterpart of the instrument of Transfer, executed and acknowledged by the parties thereto, is delivered to the Partnership, (ii) the Transfer would not result in the "termination" of the Partnership pursuant to Section 708 of the Code, and (iii) the transferee is not a Tax Exempt Entity.

     13.2.   The following Transfers by Limited Partners are permitted:
     -----

                (i) the Transfer by a Limited Partner of all or part of its
             Partnership interest in accordance with the right of first refusal procedures set forth in Section 13.4 below;

                (ii) the Transfer by a Limited Partner of all or a part of its
             Partnership interest, to IDI or an employee of IDI (or any immediate member of the family of such employee) or to Summit Bancshares, Inc. or to any subsidiary or affiliated entity of either Summit Bancshares, Inc. or Summit Community Bank, N.A.; and

                (iii) any Transfer of the Partnership interest of a deceased or incapacitated Limited Partner to his executors, administrators or legal representatives or by any of such persons to accomplish any Transfer described under clause (ii) above (and as used in this Section XIII, "transferee" shall include such persons).

However, (A) the effectiveness of any of the aforesaid permitted transfers may be conditioned, in the discretion of the General Partners, upon receipt by the Partnership of an opinion (the cost of which shall be borne by the transferor), satisfactory in form and substance to the General Partners, to the effect that such transaction will not violate the Securities Act of 1933 (the "Securities Act") or any other applicable securities laws, and (B) no Transfer shall be permitted if, in the reasonable opinion of counsel to the Partnership (which may be secured by the General Partners, in their discretion, at the expense of the Partnership), the Partnership's continued tax status as a partnership for federal income tax purposes would be jeopardized by such Transfer.

     13.3.   The following Transfers by General Partners are permitted:
     -----

                (i) Each General Partner may Transfer all or any part of its
             Partnership interest to an affiliate (as defined below) of such General Partner, and any such transferee of such General Partner's interest shall have the right to be admitted to the Partnership as a substituted General Partner; provided, however, that: (a) a General Partner may not make any such Transfer of its entire interest in the Partnership, unless the new general partner has at the time of such assignment or transfer a net worth of at least Three Hundred Thousand Dollars ($300,000.00), as evidenced by a financial statement of the kind that would be used by him (it) in dealing with federally chartered banks and similar financial institutions and (b) no Transfer of all or any portion of a General Partner's interest shall be made to any person (or entity), if such person (or entity) is a Tax Exempt Entity.

                (ii) The term "affiliate" used in (i) above means IDI or an employee of IDI (or such employee's immediate family) or Summit Bancshares, Inc. or any subsidiary or affiliated entity of either Summit Bancshares, Inc. or Summit Community Bank, N.A.

                (iii) A General Partner may Transfer all or any part of its interest in accordance with the right of first refusal procedures set forth in Section 13.4 below.

Notwithstanding the foregoing provisions of this Section 13.3, no General Partner may Transfer its interest in the Partnership in a manner which would constitute an event of default under any loan secured by a lien on the Project.

     13.4.   In the event a Limited Partner desires to make a Transfer in
     -----
accordance with Section 13.2(i) or a General Partner desires to make a Transfer in accordance with Section 13.3(iii), such Partner shall first notify all other Partners in writing of the terms of the proposed Transfer. The other Partners shall have a right of first refusal exercisable within sixty (60) days after such notice to acquire such interest in such proportions as the other Partners shall mutually agree (or if they cannot agree, then in the ratio that their respective Percentage Interests bear to one another) . In the event that the other Partners have not exercised the right of first refusal granted hereunder and tendered payment of the purchase price within the period such right may be exercised, such interest may be transferred by the Partner in accordance with the terms presented to the other Partners.

     13.5.   Notwithstanding anything herein to the contrary, no Partner shall
     -----
have the right to Transfer all or part of his or its Partnership interest to any person if after such Transfer either the Partner (but only if such Partner continues to hold an interest in the Partnership) or the transferee would hold a Partnership interest of less than one percent (1%) in the Partnership.

     13.6.   Notwithstanding anything seemingly to the contrary contained in
     -----
Section 13.2, no transferee of all or part of the Partnership interest of any Limited Partner shall have the right to become a substitute Limited Partner, unless:

            (a) his transferee has stated such intention in the instrument of assignment;

            (b) the transferee has executed an instrument reasonably satisfactory to the General Partners accepting and adopting the terms and provisions of this Agreement;

            (c) the transferor or transferee has paid any reasonable expenses in connection with the admission of the transferee as a Limited Partner; and

            (d) in the case of an assignee or transferee who is not otherwise a Partner, the General Partners consent to such person's becoming a substitute Limited Partner (in the sole, absolute and unfettered discretion of the General Partners).

     13.7.  If a General Partner should acquire an interest as a Limited
     -----
Partner, such party shall, with respect to such interest, enjoy all of the benefits and be subject to all of the obligations and duties of a Limited Partner to the extent of such interest.

     13.8.  In the event of a Transfer of all or part of the interest of  a
     -----
Partner in the Partnership, at the request of the transferee, the General Partners shall cause the Partnership to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Partnership property as provided by Sections 734 and 743 of the Code.

     13.9. Unless otherwise agreed between the transferor and the transferee and
     -----
to the extent consistent with the Code and any applicable rules and regulations thereunder, upon the Transfer of all or any part of the interest of a Partner as hereinabove provided, the net income, net losses, net gains and credits attributable to the interest so transferred shall be allocated between the transferor and the transferee as of the date set forth in the instrument of Transfer, and such allocation shall be based upon the number of days during the applicable fiscal year of the Partnership that the interest so transferred was held by each of them, without regard to the results of the Partnership activities during the period in which each was the holder; provided, however, that net gains or net losses on the sale of the Project shall be allocated to the holder of record of the interest on the date of sale. To the extent the foregoing allocations are inconsistent with the Code and any applicable rules and regulations thereunder, the allocations will be modified to the extent required to insure compliance with such rules and regulations thereunder. Distributions shall be made to the holder of record of the interest on the date of distribution.

                                  SECTION XIV

                          Dissolution and Termination
                          ---------------------------

     14.1.   Except as provided in Section 14.2, the Partnership shall be
     -----
dissolved and its business wound up upon the earliest to occur of:

            (a) December 31, 2045;

            (b) the General Partners determining that the Partnership should be dissolved;

            (c) the Partnership becoming insolvent or bankrupt;

            (d) the insolvency, bankruptcy or dissolution (without reconstitution) of the last remaining General Partner, and the failure to replace such General Partner within ninety (90) days; or

            (e) the sale or other disposition of all or substantially all of the Partnership's assets and the failure of the Partnership to continue to own an indirect interest therein.

For purposes of this Agreement, a bankruptcy of a person means the filing of a petition for relief as to any person as debtor or bankrupt under the Bankruptcy Code of 1978 (except if such petition is contested by such person, or the filing by such person or by another of a petition or application to declare the insolvency of such person or for the appointment of a receiver or a trustee for such person or a substantial part of his assets, provided that if such proceeding is commenced by another, such person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is not contested by such person, and the insolvency of a person shall be deemed to occur when the assets of such person are insufficient to pay his or its liabilities and he or it shall so admit in writing.

     14.2.   Subject to its right to Transfer its interest in the Partnership,
     -----
each General Partner (or any reconstituted successor entity to the General Partner) agrees to serve as a General Partner of the Partnership until the Partnership is terminated without reconstitution as provided below. Upon the occurrence of an event set forth in Section 14.1(d), the business of the Partnership shall be continued on the terms and conditions of this Agreement if, within ninety (90) days after such event, a majority in interest of the Class A Limited Partners shall elect by written consent that the business of the Partnership should be continued and shall designate in such consent one or more persons to be substituted as general partner(s) of the Partnership. In the event that a majority in interest of the Class A Limited Partners elect so to continue the Partnership with a new general partner (s) , such new general partner(s) shall succeed to all of the powers, privileges and obligations of the then existing general partner(s) hereunder, and the interest in the Partnership of the General Partner shall become a limited partner's interest hereunder.

     14.3.   The dissolution of the Partnership shall not release or relieve any
     -----
of the parties hereto of their contractual obligations under this Agreement.

     14.4.   Upon any dissolution requiring the winding up of the business of
     -----
the Partnership, all or part of the assets, as determined by the General Partners, or such other person as is winding up the business of the Partnership, shall be sold and the proceeds thereof distributed and/or the remaining assets distributed in kind to the Partners in their respective shares as provided herein.

                                   SECTION XV

                     Death or Insanity of a Limited Partner
                     --------------------------------------

     15.1.   In the event of the death of a Limited Partner, the executor,
     -----
administrator or other legal representative of the deceased Limited Partner shall succeed to the rights of such deceased Limited Partner to receive allocations and distributions hereunder, and may be admitted into the Partnership as a Limited Partner in the place and stead of the deceased Limited Partner in accordance with Section XIII. Any Transfer by such executor, administrator or legal representative of all or any part of the interest of the deceased Limited Partner shall be governed by the provisions of Section XIII.

     15.2.   In the event of the insanity of a Limited Partner, the committee or
     -----
other legal representative of the insane Limited Partner shall succeed to the rights of such Limited Partner to receive allocations and distributions hereunder, and may be admitted into the Partnership as a Limited Partner in the place and stead of the insane Limited Partner in accordance with Section XIII. Any Transfer by such committee or other legal representative of all or any part of the interest of the insane Limited Partner shall be governed by the provisions of Section xiii.

                                  SECTION XVI

                                   Accounting
                                   ----------

     16.1.  The fiscal. year of the Partnership shall be the calendar year.
     -----

     16.2.  The General Partners shall keep, or cause to be kept, full and
     -----
accurate records of all transactions of the Partnership in accordance with the principles and practices generally accepted for the cash method of accounting; provided, however, that the Partnership may change to the accrual method of accounting upon the written determination to do so executed by the General Partners.

     16.3.  All of such books of account shall, at all times, be maintained in
     -----
the principal office of the Partnership, and shall be open during reasonable business hours for the reasonable inspection and examination by the Limited Partners and their authorized representatives, who shall have the right to make copies thereof.

     16.4.  The General Partners shall prepare, or cause to be prepared, a
     -----
federal partnership information return in compliance with Section 6031 of the Code and any required state and local income tax returns for the Partnership for each tax year of the Partnership, and, in connection therewith, shall make any available or necessary elections, including elections with respect to the useful lives of the properties of the Partnership and the rates of cost recovery on such properties.

     16.5.  IDI shall be the "Tax Matters Partner" of the Partnership as
     -----
defined in Section 6231(a)(7) of the Code, and in connection therewith shall have full discretion and authority to act as such, subject to any limitations set forth under the Code or any applicable Treasury Regulations.

                                  SECTION XVII

                             Reports and Statements
                             ----------------------

     17.1.   By the first day of April of each fiscal year of the Partnership,
     -----
the General Partners, at the expense of the Partnership, shall cause to be delivered to the Limited Partners the following:

            (a) such information as shall be necessary (including a statement for that year of each Limited Partner's share of net income, net gains, net losses and other items of the Partnership) for the preparation by the Limited Partners of their federal, state and local income and other tax returns; and

            (b) a copy of all income tax and information returns to be filed by the Partnership for the preceding fiscal year of the Partnership.

     17.2.   Within 180 days after the end of each fiscal year of the
     -----
Partnership, the General Partners shall cause to be delivered to each of the Limited Partners a financial statement of the Partnership for such fiscal year, prepared at the expense of the Partnership, which financial statement shall set forth, as of the end of and such fiscal year, the following:

            (a) a profit and loss statement and a balance sheet of the Partnership;

            (b) the balances in the capital accounts of each Partner; and

            (c) such other information as, in the judgment of the General Partners, shall be reasonably necessary for the Partners to be advised of the financial status and results of operations of the Partnership.

                                 SECTION XVIII

                                 Bank Accounts
                                 -------------

     18.1.   The General Partners shall open and maintain (in the name of the
     -----
Partnership) a special bank account or accounts in Summit, in which shall be deposited all funds of the Partnership. Withdrawals from such account or accounts shall be made upon the signature or signatures of such person or persons as the General Partners shall designate. There shall be no commingling of the assets of the Partnership with the assets of any other entity or person.


                                  SECTION XIX

                               Power of Attorney
                               -----------------

     19.1. Each Limited Partner hereby irrevocably makes, constitutes and
     -----
appoints each General Partner as his true and lawful attorney, to make, sign, acknowledge, swear to and file with respect to the Partnership:

           (a) documents of Transfer of a Limited Partner's interest and all other documents to effect such Transfer, but only if there has been compliance with the applicable provisions of this Agreement;

           (b) (i) all amendments to this Agreement regarding a change in the name of the Partnership, its address or that of the General Partners or any Limited Partner, or the admission or withdrawal of a Limited Partner, and
     (ii) amendments adopted in accordance with Section XXIV;

           (c) notes, security agreements, financing statements and/or any and all other documents necessary or convenient to evidence any Default Loan made or deemed made to a Non-Contributing Partner and/or to pledge the Partnership interest of a Non-Contributing Partner as security for such loan.

The foregoing appointment is coupled with an interest.

                                   SECTION XX

                                    Consents
                                    --------

     20.1. In each instance in which any consent or approval required by law
     -----
or this Agreement is to be obtained from all Limited Partners or a majority in interest of the Class A Limited Partners, if any General Partner and/or any of their partners shall have acquired an interest as a Class A Limited Partner, then the holder of such interest shall have the same right to consent or approve the matter in issue as the other Class A Limited Partners, as applicable, and such consent or approval shall be included in the determination of whether the requisite number of consents or approvals have been received.

                                  SECTION XXI

                                    Notices
                                    -------

     21.1. Whenever any notice is required or permitted to be given under any
     -----
provisions of this Agreement, such notice shall be in writing, signed by or on behalf of the person giving the notice, and shall be deemed to have been give on the earlier to occur of (a) actual delivery or (b) when mailed by certified mail, postage prepaid, return receipt requested, addressed to the person or persons to whom such notice is to be given as follows (or at such other address as shall be stated in a notice similarly given):

             (i)  if to the General Partners, such notice shall be given:

                    777 Main Street
                    Suite G200
                    Fort Worth, Texas 76102
                    Attn: Everett Roberts

           and

                    Summit Community Bank, N.A.
                    P. 0. Box 330399
                    Fort Worth, Texas 76163-0399
                    Attn:     Phil Norwood


             (ii) if to the Limited Partners, such notice shall be given to each of the Limited Partners at their respective addresses indicated on

          Schedule A attached hereto.
          ----------

                                  SECTION XXII

                             Certain Defined Terms
                             ---------------------

     22.1.   As used in this Agreement, the following terms have the meanings
     -----
assigned to them in this Section 22.1, unless the context clearly requires otherwise:

     "Agreement":  This Agreement of Limited Partnership.
      ---------

     "Class A Limited Partners": Those persons whose names and residence
      ------------------------
addresses are set forth under the heading "Class A Limited Partners" on Schedule
                                                                        --------
A attached hereto, and any person admitted as a Class A Limited Partner of the
-
Partnership subsequent to the date hereof.

     "Code" : The Internal Revenue Code of 1986, as amended, or any successor
      ----
statute thereto.

     "Exceptions": Shall have the meaning set forth in Section 5.1 hereof.
      ----------

     "General Partners": Summit and IDI, and their respective successors and/or
      ----------------
permitted assigns.

     "IDI":  Shall mean Innovative Developers, Inc., a Texas corporation.
      ---

     "Partner Advances": The advances required to be made pursuant to Section
      ----------------
11.1.

     "Partners":    The General Partners and the Limited Partners.
      --------

     "Percentage Interests": As to the General Partners, two percent (2%) which
      --------------------
is allocated between IDI and Summit such that IDI has a 1.0%. Percentage Interest and Summit has a 1.0%. Percentage Interest; as to the Class A Limited Partners as a group, ninety-eight percent (98%); as among the Class A Limited Partners, in proportion to the amount they have respectively contributed to the capital of the Partnership pursuant to Section 6.2.

     "Property":    The parcel of land described in Exhibit A attached hereto.
      --------

     "Summit":      Shall mean Summit Community Bank, N.A., a national banking
      ------
association.

     "Tax Exempt Entity": Shall have the meaning set forth in Section 168(h)(2)
      -----------------
of the Code.

     "Transfer":    The transfer, sale, assignment or other disposition of any
      --------
part or all of any interest in the Partnership, whether voluntary, by operation of law or otherwise.

     "Unrecovered Contribution Account": As of any given time, an amount
      --------------------------------
determined with respect to each General Partner and each Class A Limited Partner equal to the excess, if any, of (a) the cash capital contributions theretofore made by such General Partner or Class A Limited Partner to the Partnership pursuant to Sections 6.1 or 6.2, over (b) all amounts theretofore distributed or available for distribution to such General Partner or Class A Limited Partner pursuant to Sections 9.1 (a) (ii) and 9. 1 (b) (ii).

                                 SECTION XXIII

                                 Binding Effect
                                 --------------

     23.1. Except as herein otherwise provided to the contrary, this Agreement
     -----
shall be binding upon and inure to the benefit of the parties hereto, their personal representatives, successors and permitted assigns.

                                  SECTION XXIV

                                   Amendments
                                   ----------

     24.1. The General Partners, upon their mutual agreement, shall have full
     -----
power and authority to amend, modify or waive all or any portion of this Agreement. This Agreement may also be amended as provided in Section 19. 1 (b)
(I). No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other condition or subsequent breach, whether of like or different nature. Notwithstanding the foregoing, so long as any amendment has been approved by the mutual agreement of the General Partners, each Limited Partner, either in person or by the power of attorney granted to the General Partners herein, shall sign such approved amendment.

                                  SECTION XXV

                                Applicable Laws
                                ---------------

     25.1.   This Agreement shall be governed by and construed in accordance
     -----
with the laws of the State of Texas.

                                  SECTION XXVI

                                  Counterparts
                                  ------------

     26.1.   This Agreement may be executed in counterparts, each of which shall
     -----
be deemed an original, and all of which, taken together, shall constitute but one and the same instrument which may be sufficiently evidenced by one counterpart.

                                 SECTION XXVII

                               No Implied Waiver
                               -----------------

     27.1.   The failure of the Partners to insist at any time upon the strict
     -----
performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Agreement shall not be construed as a waiver or a relinquishment thereof for the future.

                                 SECTION XXVIII

                               Legal Construction
                               ------------------

     28.1 In case any one or more of the provisions contained in this Agreement
     ----
shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be substituted a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable. This Agreement constitutes the entire agreement of the parties as to all matters relating to the Project.

                                  SECTION XXIX

                                     Gender
                                     ------

     29.1 all pronouns and any variation thereof shall be deemed to refer to the
     ----
masculine, feminine or neuter, singular or plural, as the identity of the person or entity may require.

     IN WITNESS WHEREOF, the parties hereto have subscribed and sworn to this Agreement as of, but not necessarily on, the day and year first above written.



     Business Address:              GENERAL PARTNERS:
     ----------------               ----------------

     777 Main Street                INNOVATIVE DEVELOPERS, INC.,
     Suite G200                     A Texas corporation
     Fort Worth, Texas 76102

                                    By:/s/ Everett A. Roberts
                                       ----------------------------------
                                    Name: Everett A. Roberts
                                    Title: Chairman and CEO



     P. O. Box 330399               SUMMIT COMMUNITY BANK, N.A.
     Fort Worth, Texas 76163-0399

                                    By: /s/ Philip E. Norwood
                                       ----------------------------------
                                    Name: Philip E. Norwood
                                    Title: President